INTEGRAL SYSTEMS
INVESTOR PRESENTATION

INTEGRAL SYSTEMS

PAUL CASNER, CHIEF EXECUTIVE OFFICER ANNUAL SHAREHOLDER MEETING FEBRUARY 16, 2011 Exhibit 99.1

INTEGRAL SYSTEMS
SAFE HARBOR
•
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act. Such forward-
looking statements include, but are not necessarily limited to, our anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar statements concerning anticipated future events and expectations that are not historical facts.
•
These forward-looking statements are based on current information and expectations. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including our reliance on contracts and subcontracts funded by the U.S. government, intense competition in the ground systems industry, the competitive bidding process to which our government and commercial contracts are subject, our dependence on the satellite industry for most of our revenues, rapid technological changes in the satellite industry, our acquisition strategy and other risks and uncertainties noted in our Securities and Exchange Commission filings, including our Annual Report on
Form 10-K for the year ended September 24, 2010, and subsequent filings. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Bookings & Backlog ($M) FY2006 - FY2010

$250.0
$200.0
$150.0
$100.0
$50.0
$-
2006
2007
2008
2009
2010
Funded
Unfunded
Bookings

Revenue ($M) FY2006 – FY2010

$200.0
$150.0
$100.0
$50.0
$0.0
2006
2007
2008
2009
2010

WELCOME

25 YEAR
INTEGRAL SYSTEMS
NASDAQ

INTEGRAL SYSTEMS FY2010 FINANCIAL HIGHLIGHTS

THE INTEGRAL DIFFERENCE
COMMAND + CONTROL
SIGNAL PROCESSING + DATA COMM.
ENTERPRISE NETWORK MGMT.
COMM. INFO ASSURANCE
SERVICES
SYSTEM INTEGRATORS
Military and Intelligence Group
Air Force
National
Civil and Commercial Group
Civil
Commercial
Integral Systems Europe
PRODUCTS
INTEGRAL SYSTEMS
EPOCH TT&C Software
Windows Client
ABE
OASYS
SAT CORPORATION
- Satellite & Terrestrial
- Signal Monitoring
- Interference Detection
- DF & Geolocation
Monics / SAT-DSA
SigMon
NEWPOINT
- Network Management
- Remote Site Equipment Monitoring
Compass
Mercury
RT LOGIC
- Ground-to-Space Comm
- Advanced Network and Real-Time Recording Applications
- Aerospace Test and Measurement
- RF Link Protection
- Navigation Systems
satID
LUMISTAR
Board Level and Integrated Telemetry System
LS-58-M-IF Receiver, ARTM Demodulator, Bit-Sync
LS-25-B-Modular Drive Bay Dual Band Receiver
LS-70-F-Dynamic Data Simulator with FM Modulator
INTEGRAL SYSTEMS
SATCOM SOLUTIONS
Acquisition of CVG-Avtec
HDRM High Data Rate Modem
USAt Terminal
Maritime Antenna System
SERVICE SOLUTIONS (IS3)
Global Managed Network Services
System Engineering and Integration
Contracted Services offering

4 INTEGRAL SYSTEMS FY2010 OPERATIONS HIGHLIGHTS

FY2010 Challenges
Impact on FY2010 Adjusted EBITDA

50
45
40
35
30
25
20
15
10
5
0
$8.2
$34.7
FY2010 EBITDA Contrib. from Operating Segments = $43.0M
$20.9
$22.0
$3.1
$2.8
$2.4
$0.9
$0.5
$4.4
$0.2
$8.2
FY2010 Adj. EBITDA (A)
FY2010 Corporate OH
FY2010 Planned Corp. OH
FY2010 Adj. EBITDA (E)
Rate Reserves
Lease Loss Reserve
Acq. & Integ Expenses
Add'l Legal Exp.
Severance Exp.
SSD. Revenue Adj.
Add'l Q4 Prod Rev.
FY2010 Adj. EBITDA (E)

INTEGRAL SYSTEMS

5 INTEGRAL SYSTEMS FY2010 CHALLENGES

SATCOM Solid State Power Amplifiers (SSPA)
•
Smaller, Lighter, More Power Efficient
•
Ku, Ka -Band 25W – 100W
•
Travelling Wave Tube Amplifier (TWTA) Replacement
Space Situational Awareness & Cyber Security
•
RF Interference, Detection, Geolocation & Cataloging
•
Cyber-Enabled Products
•
Space Situational Awareness Architecture
INTEGRAL SYSTEMS
FUTURE GROWTH ENGINES
Unmanned Aerial Systems (UAS)
•
Positive Data Link Technology
•
UAS Modems & Communication Systems
•
UAS Flight & Ground RF Interference (RFI) Detection &
Countermeasure Systems

Intelligence Programs
•
Satellite Command &Control (Market Leader for Commercial Geo
Operations)
•
SATCOM RFI Detection, Characterization, & Geolocation
•
SATCOM Data Link Information Assurance & Cyber Security
Range Operations
•
Modular, Next-generation Architecture to Support Move to All IP-
based System
•
Products and System-level Solutions Leveraging  Full Product Line and In-house System Integration Capabilities
INTEGRAL SYSTEMS
FUTURE GROWTH ENGINES
Network Operations Services
•
Global Quality of Service, RFI Detection & Geolocation Services for
Future COMSATCOM Services Acquisition (FCSA)
•
RFI, Geolocation, & Network Operations Outsourcing for SATCOM
Network Providers
•
SATCOM Data Link Information Assurance & Cyber Security

Recent Developments
• Announced the Company is considering strategic
alternatives to enhance shareholder value
– Stone Key Partners LLC retained as financial advisor.
• Eliminated Excess Facilities Expense
– Sublease of 2/3 of Columbia, MD Facility (2/8/11)
Expected to Generate $2.2M in Cash/Year
Reduced SG&A Expense by $2.2M/Year
– Operations Return to Remaining Lanham, MD Facility
Reverse $1.9M of Prior Lease Loss Reserve in Q2
FY11
– Sublease of Bldg 5000 in Lanham, MD (9/24/10)
Anticipate Cash Generation of ~$1M over 5 Years
– Right-Size Staffing Levels
– Reduce Reliance on Consulting Support
INTEGRAL SYSTEMS
RECENT DEVELOPMENTS
Recent Contract & Product
Announcements
•
RT Logic Reports Strong
Channel Simulator Sales
and Interest (2/15/11)
•
Raptor X-band Ultra Small
Aperture Terminal Receives
Wideband Global SATCOM
Certification (2/7/11)
•
$13.7M CCS-C Contract
Modification (1/31/11)
•
Introduced Ultra-Compact
& Efficient 100 Watt Ku-
band Solid State Power
Amplifier (SSPA) (1/18/11)
•
Successful Factory
Acceptance Test for RAIDRS
Block 10 (1/5/11)
•
$10M IDIQ to Modernize
SATCOM Network for USCG
(1/4/11)
Reduced Management Layer
In Progress:

Best-in-Class Products

World Class Engineering

Extensive, Diversified Customer Base

28 Years of Innovation

INTEGRAL SYSTEMS

9 INTEGRAL SYSTEMS SUMMARY

INTEGRAL SYSTEMS
INVESTOR PRESENTATION

INTEGRAL™
SYSTEMS

USE OF NON-GAAP FINANCIAL MEASURES
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure used by management to evaluate operating performance.  Management believes that the presentation of EBITDA helps management and investors to make a meaningful comparison between our operating results and those of other companies, as well as providing a consistent comparison of our relative historical financial performance.  The presentation of this non-GAAP financial measure is not to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP.  Below is a reconciliation for the first three quarters of fiscal years 2010 and 2009 net income to EBITDA:
($ millions)
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
Quarter
Ended
25-Dec-2009 26-Mar-2010 25-Jun-2010 24-Aug-2010 26-Dec-2008 27-Mar-2009 26-Jun-2009 25-Sep-2009
Q1 2010 Q2 2010 Q3 2010 Q4 2010
Fiscal Year
2010
Q1 2009 Q2 2009 Q3 2009 Q4 2009
Fiscal Year
2009
Net Income (Loss) $               1.2 $               0.1 $             (3.8) $               0.1 $          (2.4) $              1.0 $              2.7 $            (1.5) $            (1.1) $             1.1
Other(Income) Expense $               0.2 $             (0.1) $               0.3 $               0.8 $             1.2 $              0.0   $              0.0   $            (0.1) $               0.0   $          (0.1)
Provision for Income Taxes (Benefit)
$               0.6 $               0.3 $             (1.6) $               0.4 $          (0.3) $              0.3 $              1.5 $            (2.4) $            (0.4) $          (1.0)
Income (Loss) from Operations $               2.0 $               0.3 $             (5.1) $               1.3 $          (1.5) $              1.3 $              4.2 $            (3.8) $            (1.5) $            0.2
Non-Cash Stock Compensation $               0.6 $               0.6 $               0.9 $               0.5 $            2.6 $              1.0 $              0.6 $              1.0 $               0.9 $            3.5
Depreciation & Amortization $               1.4 $               1.2 $               2.4 $               2.1 $            7.1 $              0.6 $              1.0 $              1.3 $               1.4 $            4.3
EBITDA $               4.0 $               2.2 $             (1.8) $               3.8 $            8.2 $              2.9 $              5.8 $            (1.5) $               0.8 $            8.0
INTEGRAL SYSTEMS